EXHIBIT 99.11

UNITED STATES BANKRUPTCY COURT

WESTERN DIVISION OF MASSACHUSETTS

Case:      divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit:     Corporate (1)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING NOVEMBER 30, 2003

Comes Now, divine, inc. et. al. - Corporate Business Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing November 1, 2003 and ending November 30, 2003 as shown by the report and exhibits consisting of 18 pages and containing the following, as indicated:

☒            Monthly Reporting Questionnaire (Attachment 1)

☒            Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒            Summary of Accounts Receivable (Form OPR-3)

☒            Schedule of Post-petition Liabilities (Form OPR-4)

☒            Income Statement (Form OPR-5)

☒            Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 12/5/2003	DEBTOR (S)-IN-POSSESSION

By:	/s/ James Boles
(Signature)

(Signature)
Name & Title:	James Boles
(Print or type)
Liquidating CEO
Address:	4225 Naperville Rd #400
Lisle, IL 60532
Telephone No.:	(630) 799-7500

Notes:

(1)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #1

November 31, 2003

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Sullivan, Jude	General Counsel	11/14/2003	174,331.01	51,650.11	—	122,680.90	51,650.11	51,650.11	11/14/2003
Sullivan, Jude	General Counsel	11/28/2003	12,500.00	3,990.88	—	8,509.12	3,990.88	3,990.88	11/28/2003

			186,831.01	55,640.99	—	131,190.02	55,640.99	55,640.99

Notes:

(1)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)   Jude Sullivan was the only executive employee remaining with the debtor after the sale of business on May 15, 2003

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

November 30, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2004	8/18/2004	$5,000.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2004	8/18/2004	$5,000.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	$1,500.00

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	$2,850.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
				Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007	$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007	$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007	$157,381.00

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

November 30, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00
						Total	$6,209,719.00

Notes:

(1)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

November 30, 2003

Bank Accounts

	Operating	Control Disbursement	Payroll	Credit Card	Pledge Account for Letter of Credit	Certificate of Deposit	Escrow Account Pledge Funds

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.

Account Name:	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Parlano, Inc.	Parlano, Inc.	divine, inc.

Account Number:	5800146796	5590036975	5590043625	5800281494	5800146812	199072879	03-8695-70-6

Beginning Book Balance:	$(329,520.34)	$0.00	$0.00	$0.00	$91.25	$225,045.46	$2,158,389.33

Plus:
Deposits	821,972.15	0.00	0.00	0.00	225,062.46	17.00	1,036.46

Less:
Disbursements	(872,426.18)	(141,604.56)	(151,528.70)	0.00	(225,153.71)	(225,062.46)	(302.92)

Other:
Transfers In (Out)	131,866.74	141,604.56	151,528.70	0.00	0.00	0.00	0.00

Ending Book Balance	$(248,107.63)	$0.00	$0.00	$0.00	$0.00	$0.00	$2,159,122.87

Notes:

(1)           Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

November 30, 2003

Bank Accounts

	Other	Investment	Investment	Certificate of Deposit	Flexible Benefit	Capital Account	Other

Bank Name:	LaSalle Bank N.A.	Bank of America	Bank One	Cupertino National Bank	Commerce Bank	CITCO	Bear Sterns

Account Name:	divine, inc.	divine, inc.	divine, inc.	Viant Corporation	Digital Archaeology Corp.	Latin America Econet Works	Data Return Corporation

Account Number:	62-9036-30-02	220-14155-1-6	707003406	203003810	590825448	0012-614946-300	037-11250-297

Beginning Book Balance:	$2,239,665.82	$21,248,194.43	$33,716,779.44	$1,840,010.18	$3,632.48	$664,490.84	$44.00

Plus:
Deposits	0.00	17,137.57	26,636.01	1,134.26	0.00	$515.91	$0.00

Less:
Disbursements	0.00	0.00	0.00	0.00	0.00	$0.00	$0.00

Other:
Transfers In (Out)	0.00	0.00	(425,000.00)	0.00	0.00	$0.00	$0.00

Ending Book Balance	$2,239,665.82	$21,265,332.00	$33,318,415.45	$1,841,144.44	$3,632.48	$665,006.75	$44.00

Notes:

(1)           Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

November 30, 2003

Bank Accounts

	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total

Bank Name:	Silicon Valley	Silicon Valley	Silicon Valley

Account Name:	Eprise Securities Corp.	Open Market	Perceptual Robotics, Inc.

Account Number:	8800056504	8800021106	8800056325

Beginning Book Balance:	$1,067,119.69	$1,087,990.25	$224,010.84	$64,145,943.67

Plus:
Deposits	$482.39	$0.00	$0.00	$1,093,994.21

Less:
Disbursements	$0.00	$0.00	$0.00	$(1,616,078.53)

Other:
Transfers In (Out)	$0.00	$0.00	$0.00	$0.00

Ending Book Balance	$1,067,602.08	$1,087,990.25	$224,010.84	$63,623,859.35

Notes:

(1)           Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate(1)

Monthly Reporting Questionnaire - Question #4

November 30, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount

Casas Benjamin & White	wire	11/26/03	43,735.94
Goodmans LLP	wire	11/26/03	6,830.84
Jenner & Block	wire	11/26/03	114,772.35
Latham and Watkins	wire	11/26/03	28,978.11
McDonald Investment	wire	11/26/03	17,971.36
Mintz Levin	wire	11/26/03	87,878.34
Riley & Esher	wire	11/26/03	32,784.00
Simon, Warner & Dolby L.L.P.	wire	11/26/03	73,904.34
Transwestern	wire	11/24/03	20,826.44
Payments to Professionals			427,681.72

Pre Petition Payments (2)			0.00

Notes:

(1)   Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)   All Pre Petition Payments were made in accordance with the First Day Employee Motion

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.			FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)			Rev 7/92
Business Unit: Corporate	Month Ended:	30-Nov
FORM OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03	31-Aug-03	30-Sep-03	31-Oct-03	30-Nov-03

ASSETS

CURRENT ASSETS

Cash	28,669,407.00	28,361,999.00	24,045,447.00	65,084,983.00	58,902,473.00	56,469,289.00	55,735,064.00	57,422,518.00	56,212,588.00	55,914,331.00
Restricted cash	11,485,484.00	11,489,572.00	9,745,783.00	8,879,109.00	8,344,760.00	8,343,509.00	8,047,806.00	8,047,806.00	7,933,356.00	7,709,528.00
Accounts Receivable, Net (OPR-3)	15,104,930.14	12,749,997.06	12,514,219.00	165,003.00	103,003.00	15,000.00	30,000.00	—	—	—
Prepaid expenses and deposits	13,464,754.70	12,972,233.32	13,219,294.00	7,183,107.00	6,708,093.00	6,352,378.00	6,177,574.00	6,002,769.00	5,827,964.00	5,659,947.00
Investments	1,861,952.00	1,630,751.00	1,519,688.00	1,603,546.00	1,713,128.00	2,065,528.00	1,949,289.00	2,060,755.00	2,372,600.00	2,476,668.00
Other	13,371,750.70	13,871,811.20	13,735,631.00	923,766.00	1,052,307.00	930,681.00	923,766.00	932,472.00	923,766.00	923,766.00

TOTAL CURRENT ASSETS	83,958,278.54	81,076,363.58	74,780,062.00	83,839,514.00	76,823,764.00	74,176,385.00	72,863,499.00	74,466,320.00	73,270,274.00	72,684,240.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	30,394,567.02	30,339,145.82	30,339,146.00	200,000.00	200,000.00	200,000.00	200,000.00	200,000.00	180,012.00	180,012.00

Less Accumulated Depreciation	(13,813,215.02)	(14,525,105.82)	(15,053,794.00)	—	—	—	—	—	—	—

NET PROPERTY, PLANT AND EQUIPMENT	16,581,352.00	15,814,040.00	15,285,352.00	200,000.00	200,000.00	200,000.00	200,000.00	200,000.00	180,012.00	180,012.00

Goodwill	67,970,034.00	67,096,746.00	66,223,458.00	—	—	—	—	—	—	—
OTHER ASSETS	19,540,313.84	17,743,494.08	17,099,938.00	501,471.00	490,496.00	479,520.00	468,545.00	457,569.00	446,594.00	435,619.00

TOTAL ASSETS	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00	74,855,905.00	73,532,044.00	75,123,889.00	73,896,880.00	73,299,871.00

(1)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Corporate	Month Ended:	30-Nov
FORM OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03	31-Aug-03	30-Sep-03	31-Oct-03	30-Nov-03

LIABILITIES

POST PETITION LIABILITIES	—	1,675,619.00	7,119,566.00	4,541,595.00	3,263,532.00	2,791,254.00	2,715,282.00	2,972,965.00	2,753,904.00	2,955,257.00

Priority Debt (1)	2,827,507.29	2,326,751.29	2,317,438.29	2,316,419.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00
Unsecured Debt	27,641,622.20	27,641,622.20	25,845,247.71	23,976,005.00	23,634,144.00	23,583,531.00	23,684,815.00	23,659,368.00	23,623,323.00	23,623,323.00

TOTAL PRE-PETITION LIABILITIES	30,469,129.49	29,968,373.49	28,162,686.00	26,292,424.00	25,950,333.00	25,899,720.00	26,001,004.00	25,975,557.00	25,939,512.00	25,939,512.00

TOTAL LIABILITIES	30,469,129.49	31,643,992.49	35,282,252.00	30,834,019.00	29,213,865.00	28,690,974.00	28,716,286.00	28,948,522.00	28,693,416.00	28,894,769.00

DEFERRED REVENUE	46,061,854.63	42,279,293.74	39,815,584.00	—	—	—	—	—	—	—
FACILITIES IMPAIRMENT	54,034,585.66	41,910,328.00	14,585,505.00	438,738.00	422,851.00	—	—	—	—	—

INTERCOMPANY/SUBSIDIARY EQUITY	57,484,408.60	65,897,029.43	83,705,469.00	53,268,228.00	47,877,544.00	46,164,931.00	44,815,758.00	46,175,367.00	45,203,464.00	44,405,102.00

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00	74,855,905.00	73,532,044.00	75,123,889.00	73,896,880.00	73,299,871.00

Notes:

(1)   Cash secured letters of credit (which are not included above) are:

Filing Date	$4,472,195
March 31	$4,472,195
April 30	$2,413,693
May 31	$1,767,191
June 30	$1,767,191
July 31	$1,592,728
August 31	$1,592,728
September 30	$1,592,728
October 31	$1,478,278
November 30	$1,478,278

(2)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Corporate (1)
FORM OPR-3
Month Ended	30-Nov

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	21,250,424.14	9,390,272.22	3,397,955.04	2,474,352.53	1,339,445.79	4,648,398.56
Allowance for doubtful accounts	(6,145,494.00)

3/31/2003	18,820,468.06	4,429,647.27	5,304,644.63	2,334,626.89	3,264,583.14	3,486,966.13
Allowance for doubtful accounts	(6,070,471.00)

4/30/2003	18,354,788.37	4,001,619.54	5,299,790.66	2,697,238.99	1,890,576.41	4,465,562.77
Allowance for doubtful accounts	(5,840,569.00)

5/31/2003 (2)	222,833.34	—	76,777.34	15,000.00	68,444.00	62,612.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

6/30/2003	160,833.34	—	—	7,388.67	22,388.67	131,056.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

7/31/2003 (3)	103,003.34	—	—	—	7,388.67	95,614.67
Allowance for doubtful accounts	(88,003.34)	—	—	—	(7,388.67)	(80,614.67)

8/31/2003	103,003.34	—	—	—	—	103,003.34
Allowance for doubtful accounts	(73,003.34)	—	—	—	—	(73,003.34)

9/30/2003 (4)	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

10/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

11/30/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)   May Accounts Receivables balance shown in previous OPR - 3 was presented as net accounts receivable, not gross accounts receivable.

(3)   Accounts Receivable were sold as part of the Portico transaction in July.

(4)   Accounts Receivable were sold as part of the Silkroad Tech transaction in September divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

November 30, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	751,000	751,000	—	—	—	—
Property taxes - real		2004	304,700	304,700	—	—	—	—
Property taxes - personal		2004	279,750	279,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax	10/31/03		—	—	—	—	—	—
FICA - Employers	10/31/03		—	—	—	—	—	—
FICA - Employees	10/31/03		—	—	—	—	—	—
Medicare - Employer	10/31/03		—	—	—	—	—	—
Medicare - Employee	10/31/03		—	—	—	—	—	—
Federal Unemployment Tax	10/31/03		—	—	—	—	—	—
State Income Tax	10/31/03		—	—	—	—	—	—
State Unemployment Tax	10/31/03		73,777	—	—	—	—	73,777

Other taxes			—	—	—	—	—	—

Total Taxes Payable			1,409,227	1,335,450	—	—	—	73,777
					—
Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Corporate Accounts Payable *			541,989	88,155	76,809	118,092	111,841	147,092
Corporate Salary & Benefits Accrual			260,683	499	260,185	—	—	—
Corporate Professional Fee Accrual			584,485	—	584,485	—	—	—
Corporate Due to Acquirers			158,872	—	163,431	5,736	(10,294)	—

TOTALS			2,955,257	1,683,790	1,084,909	118,092	111,841	220,869

* See attached Schedule

Notes:

(1)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

November 30, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Abacus Solutions	3/18/2003	2,150.00	—	—	—	—	—	2,150.00
Abacus Solutions	4/19/2003	(2,236.28)	—	—	—	—	—	(2,236.28)
ADP, Inc.		(150.51)	(150.51)	—	—	—	—	—
Andrew Marchky	3/27/2003	(711.13)	—	—	—	—	—	(711.13)
Andrew Marchky	3/27/2003	(164.60)	—	—	—	—	—	(164.60)
AT&T (78405)	6/5/2003	(22,852.01)	—	—	—	—	—	(22,852.01)
AT&T (79112)	5/26/2003	(1,059.53)	—	—	—	—	—	(1,059.53)
Baker & McKenzie	7/15/2003	(3,752.99)	—	—	—	—	—	(3,752.99)
Baker & McKenzie	8/15/2003	(177.81)	—	—	—	—	(177.81)	—
Baker & McKenzie	10/11/2003	(66.57)	—	—	(66.57)	—	—	—
Bill McMonigal	4/29/2003	(195.70)	—	—	—	—	—	(195.70)
Bruce Rusk	3/20/2003	(878.44)	—	—	—	—	—	(878.44)
Bruce Rusk	4/1/2003	(945.11)	—	—	—	—	—	(945.11)
Casas Benjamin & White LLC	8/23/2003	(10,080.97)	—	—	—	(10,080.97)	—	—
Casas Benjamin & White LLC	9/10/2003	(12,378.53)	—	—	—	(12,378.53)	—	—
Casas Benjamin & White LLC	10/26/2003	(7,512.69)	—	(7,512.69)	—	—	—	—
Casas Benjamin & White LLC	11/9/2003	(6,658.70)	—	(6,658.70)	—	—	—	—
Casas Benjamin & White LLC		(4,763.82)	(4,763.82)	—	—	—	—	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	—	—	—	(43.28)
CMD Realty Investment Fund LP		(22,710.61)	(22,710.61)	—	—	—	—	—
Data Return, LLC		(650.00)	—	(650.00)	—	—	—	—
Data Return, LLC		(600.00)	(600.00)	—	—	—	—	—
FedEx		(14.46)	(14.46)	—	—	—	—	—
FedEx		(153.90)	(153.90)	—	—	—	—	—
FedEx		(10.29)	(10.29)	—	—	—	—	—
FedEx		(228.32)	(228.32)	—	—	—	—	—
FedEx		(42.74)	(42.74)	—	—	—	—	—
FedEx		(14.92)	(14.92)	—	—	—	—	—
FedEx		(57.82)	(57.82)	—	—	—	—	—
FedEx		(54.47)	(54.47)	—	—	—	—	—
George Landgrebe	2/13/2003	(1,458.50)	—	—	—	—	—	(1,458.50)
George Landgrebe	2/13/2003	(1,989.45)	—	—	—	—	—	(1,989.45)
George Landgrebe	2/13/2003	(1,578.76)	—	—	—	—	—	(1,578.76)
George Landgrebe	2/18/2003	(2,293.13)	—	—	—	—	—	(2,293.13)
George Landgrebe	2/25/2003	(1,207.99)	—	—	—	—	—	(1,207.99)
Goodmans LLP	8/23/2003	(711.35)	—	—	—	(711.35)	—	—
Goodmans LLP	9/7/2003	(1,546.48)	—	—	—	(1,546.48)	—	—
Goodmans LLP	10/26/2003	(126.22)	—	(126.22)	—	—	—	—
Goodmans LLP	11/9/2003	(2,261.48)	—	(2,261.48)	—	—	—	—
Goodmans LLP	11/9/2003	(378.75)	—	(378.75)	—	—	—	—
Goodmans, LLP		(602.21)	(602.21)	—	—	—	—	—
I O S Capital	6/22/2003	(437.33)	—	—	—	—	—	(437.33)
James Davis	2/27/2003	(213.15)	—	—	—	—	—	(213.15)
James Davis	2/27/2003	(10.69)	—	—	—	—	—	(10.69)
James Davis	2/27/2003	(238.66)	—	—	—	—	—	(238.66)
James Davis	2/27/2003	(30.74)	—	—	—	—	—	(30.74)
James Davis	2/27/2003	(1,136.23)	—	—	—	—	—	(1,136.23)
James Davis	2/27/2003	(559.69)	—	—	—	—	—	(559.69)
James Davis	2/27/2003	(27.43)	—	—	—	—	—	(27.43)
James Davis	2/27/2003	(100.00)	—	—	—	—	—	(100.00)
James Davis	2/27/2003	(1,413.07)	—	—	—	—	—	(1,413.07)
James Davis	2/27/2003	(175.71)	—	—	—	—	—	(175.71)
James Davis	2/27/2003	(1,064.90)	—	—	—	—	—	(1,064.90)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
James Davis	2/27/2003	(136.91)	—	—	—	—	—	(136.91)
James Davis	2/27/2003	(577.14)	—	—	—	—	—	(577.14)
James Davis	2/27/2003	(33.38)	—	—	—	—	—	(33.38)
James Davis	2/27/2003	(468.41)	—	—	—	—	—	(468.41)
James Davis	2/27/2003	(59.12)	—	—	—	—	—	(59.12)
James Davis	2/27/2003	(188.89)	—	—	—	—	—	(188.89)
James Davis	2/27/2003	(17.96)	—	—	—	—	—	(17.96)
James Davis	2/27/2003	(87.01)	—	—	—	—	—	(87.01)
Jason Schnack	3/27/2003	(433.36)	—	—	—	—	—	(433.36)
Jeff Mullins	4/1/2003	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Curry	4/8/2003	(757.34)	—	—	—	—	—	(757.34)
Jeffrey Schultz	4/29/2003	(42.29)	—	—	—	—	—	(42.29)
Jenner & Block, LLC	8/8/2003	(8,324.40)	—	—	—	—	(8,324.40)	—
Jenner & Block, LLC	8/22/2003	(11,650.75)	—	—	—	(11,650.75)	—	—
Jenner & Block, LLC	9/23/2003	(441.01)	—	—	(441.01)	—	—	—
Jenner & Block, LLC	9/23/2003	(99,288.00)	—	—	(99,288.00)	—	—	—
Jenner & Block, LLC	10/23/2003	(1,634.50)	—	(1,634.50)	—	—	—	—
Jenner & Block, LLC		(12,709.70)	(12,709.70)	—	—	—	—	—
Jude Sullivan	5/15/2003	(1,097.96)	—	—	—	—	—	(1,097.96)
Latham & Watkins LLC	7/15/2003	(6,837.85)	—	—	—	—	—	(6,837.85)
Latham & Watkins LLC	8/8/2003	(8,196.20)	—	—	—	—	(8,196.20)	—
Latham & Watkins LLC	9/14/2003	(7,817.70)	—	—	—	(7,817.70)	—	—
Latham & Watkins LLC	10/11/2003	(5,328.75)	—	—	(5,328.75)	—	—	—
Latham & Watkins LLC	11/11/2003	(6,081.35)	—	(6,081.35)	—	—	—	—
Latham & Watkins LLC		(2,727.40)	(2,727.40)	—	—	—	—	—
Level 3 Communications, LLC	3/31/2003	4,000.00	—	—	—	—	—	4,000.00
Level 3 Communications, LLC	3/31/2003	571.43	—	—	—	—	—	571.43
McDonald Investments Inc.		(1,446.75)	(1,446.75)	—	—	—	—	—
McDonald Investments, Inc	8/23/2003	(4,510.80)	—	—	—	(4,510.80)	—	—
McDonald Investments, Inc	9/5/2003	(4,447.05)	—	—	—	(4,447.05)	—	—
McDonald Investments, Inc	10/26/2003	(2,858.40)	—	(2,858.40)	—	—	—	—
McDonald Investments, Inc	11/7/2003	(5,874.00)	—	(5,874.00)	—	—	—	—
Michael Stuhl	5/22/2003	(54.40)	—	—	—	—	—	(54.40)
Mintz, Levin, Cohn, Ferris	8/23/2003	(14,086.55)	—	—	—	(14,086.55)	—	—
Mintz, Levin, Cohn, Ferris	9/10/2003	(12,055.70)	—	—	—	(12,055.70)	—	—
Mintz, Levin, Cohn, Ferris	10/26/2003	(11,079.65)	—	(11,079.65)	—	—	—	—
Mintz, Levin, Cohn, Ferris	11/6/2003	(14,144.40)	—	(14,144.40)	—	—	—	—
Mintz, Levin, Cohn, Ferris		(7,708.85)	(7,708.85)	—	—	—	—	—
Peter Quintas	4/1/2003	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	3/27/2003	(485.78)	—	—	—	—	—	(485.78)
Reginald Barlow	3/4/2003	(245.12)	—	—	—	—	—	(245.12)
Reginald Barlow	3/4/2003	(1,206.33)	—	—	—	—	—	(1,206.33)
Reginald Barlow	3/4/2003	(2,552.32)	—	—	—	—	—	(2,552.32)
Riley & Esher LLP	9/29/2003	(1,754.79)	—	—	(1,754.79)	—	—	—
Riley & Esher LLP	10/26/2003	(1,419.50)	—	(1,419.50)	—	—	—	—
Riley & Esher LLP	11/9/2003	(2,905.00)	—	(2,905.00)	—	—	—	—
Riley & Esher LLP		(3,639.00)	(3,639.00)	—	—	—	—	—
Robert Essex	6/11/2003	(69.99)	—	—	—	—	—	(69.99)
SBC	5/31/2003	(20,888.83)	—	—	—	—	—	(20,888.83)
Skytel	5/26/2003	(2,637.42)	—	—	—	—	—	(2,637.42)
Sprint	6/15/2003	(35,499.44)	—	—	—	—	—	(35,499.44)
Sprint (219554)	8/18/2003	(15,398.98)	—	—	—	—	(15,398.98)	—
Sprint (219554)	9/3/2003	1,078.50	—	—	—	1,078.50	—	—
Sprint (219554)	10/18/2003	(7,963.17)	—	—	(7,963.17)	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Steve Herlocher	5/13/2003	17.76	—	—	—	—	—	17.76
Steven Roten	3/25/2003	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	6/2/2003	(929.53)	—	—	—	—	—	(929.53)
Transwestern Commercial Serv.		(2,301.75)	(2,301.75)	—	—	—	—	—
Transwestern Commercial Services	8/8/2003	(3,250.00)	—	—	—	—	(3,250.00)	—
Transwestern Commercial Services	8/23/2003	(3,250.00)	—	—	—	(3,250.00)	—	—
Transwestern Commercial Services	10/11/2003	(3,250.00)	—	—	(3,250.00)	—	—	—
Transwestern Commercial Services	10/25/2003	(2,779.00)	—	(2,779.00)	—	—	—	—
Troutman Sanders, LLP	6/30/2003	(1,503.75)	—	—	—	—	—	(1,503.75)
Troutman Sanders, LLP	7/24/2003	(131.25)	—	—	—	—	(131.25)	—
US Trustee		(10,000.00)	(10,000.00)	—	—	—	—	—
Verizon (28007)	6/21/2003	(245.59)	—	—	—	—	—	(245.59)
Volt Delta Resources	5/1/2003	7,460.27	—	—	—	—	—	7,460.27
Warner, Stevens & Doby, LLP	8/23/2003	(14,814.70)	—	—	—	(14,814.70)	—	—
Warner, Stevens & Doby, LLP	8/30/2003	(15,569.00)	—	—	—	(15,569.00)	—	—
Warner, Stevens & Doby, LLP	10/26/2003	(10,445.25)	—	(10,445.25)	—	—	—	—
Warner, Stevens & Doby, LLP	11/26/2003	(10,203.60)	(10,203.60)	—	—	—	—	—
Warner, Stevens & Doby, LLP		(8,014.00)	(8,014.00)	—	—	—	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
Wyllie Humphreys	3/25/2003	(795.50)	—	—	—	—	—	(795.50)
Wyllie Humphreys	3/25/2003	(784.56)	—	—	—	—	—	(784.56)
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
TOTAL POST PETITION (2)		(541,989.41)	(88,155.12)	(76,808.89)	(118,092.29)	(111,841.08)	(35,478.64)	(111,613.39)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the "Software" business unit and the "Corporate" business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the "Software" and "Hosting" business unit Monthly Operating Reports reflect virtually no activity.

(2)   A majority of the over 120 days Post Petition Liabilities over 120 days listed above represent employee expense reports that were submitted without appropriate supporting documentation

INCOME STATEMENT

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Corporate
FORM OPR-5
Month Ended:	30-Nov

	March	April	May	June	July	August	September	October	November		Filing to Date

Total Revenues	5,017,913	5,373,891	597,225	—	—	—	—	—	—		10,989,029

Salaries & Benefits	611,650	722,766	139,386	42,300	—	—	—	—	—		1,516,102
Other Expenses	454,113	516,279	458,321	205,740	—	—	—	—	—		1,634,453

Total Cost of Rev.	1,065,763	1,239,045	597,707	248,040	—	—	—	—	—		3,150,555

Gross Margin	3,952,150	4,134,846	(482)	(248,040)	—	—	—	—	—		7,838,474

Salaries & Benefits	3,592,144	3,539,178	1,830,314	470,886	169,564	163,538	162,952	152,488	81,084		10,162,148
Professional Fees	—	3,482,867	2,700,984	1,096,470	855,618	502,151	718,778	884,484	496,872		10,738,224
Insurance Expense									178,992	(3)	178,992
Other Taxes									121,588	(3)	121,588
Rent									15,000	(3)	15,000
Moving and storage									12,628	(3)	12,628
Telecommunications									7,156	(3)	7,156
Travel and Expense Reimbursement									5,431	(3)	5,431
Other Expenses	1,127,690	2,192,385	145,833	1,361,772	1,293,065	637,138	419,552	311,148	9,231	(3)	7,497,814

Total Operating Expenses	4,719,834	9,214,430	4,677,131	2,929,128	2,318,247	1,302,827	1,301,282	1,348,120	927,982		28,738,981

Operating Inc/(Loss)	(767,684)	(5,079,584)	(4,677,613)	(3,177,168)	(2,318,247)	(1,302,827)	(1,301,282)	(1,348,120)	(927,982)		(20,900,507)

Interest Income	40,385	49,980	34,883	58,574	29,317	50,804	47,637	47,139	46,959		405,678
Interest Expense	(25,652)	(22,699)	(11,814)	(12,209)	—	—	—	—	—		(72,374)
Depreciation & Amort	(1,624,178)	(1,401,976)	(633,126)	—	—	—	—	—	—		(3,659,280)
Other	—	—	—	—	—	—	—	12,233	(21,406	)(4)	(9,173)
Gain (loss) on Sale of Business	—	—	(67,613,496)	367,127	—	—	170,000	5,000	—		(67,071,369)
Extraordinary Income/(Expense) (1)	8,146,667	27,324,823	12,966,808	—	406,964	—	—	—	—		48,845,262

Total Other Inc/(Expense)	6,537,222	25,950,128	(55,256,745)	413,492	436,281	50,804	217,637	64,372	25,553		(21,561,256)

Net Income/(Loss)	5,769,538	20,870,544	(59,934,358)	(2,763,676)	(1,881,966)	(1,252,023)	(1,083,645)	(1,283,748)	(902,429)		(42,461,763)

Notes:

(1)   Recovery of previously impaired facility leases due to 502(b)6 limitations.

(2)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(3)   Beginning in November 2003, other expenses have been categorized in a greater level of detail.

(4)   Settlement of $22,711 post-petition lease obligation offset by $1,305 customer receipt.

STATEMENT OF SOURCES AND USES OF CASH

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Corporate	Month ended:	30-Nov
FORM OPR-6

	Mar-03	Apr-03	May-03	Jun-03		Jul-03	Aug-03	Sep-03	Oct-03	Nov-03
SOURCES OF CASH
Income (Loss) From Operations	5,769,538	20,870,544	(59,934,358)	(2,763,676)		(1,881,966)	(1,252,023)	(1,083,645)	(1,283,748)	(902,429)
Add: Depreciation, Amortization & Other Non-Cash	1,624,178	1,401,976	633,126	—		88,003	—	—	—	—
Subtract: Extraordinary Non-Cash Gain	(8,146,667)	(27,324,823)	(12,966,808)	—		(406,964)	—	—	—	—
CASH USED IN OPERATIONS	(752,951)	(5,052,303)	(72,268,040)	(2,763,676)		(2,200,927)	(1,252,023)	(1,083,645)	(1,283,748)	(902,429)
Decrease in Assets:
Accounts Receivable	5,643,377	3,335,253	—	62,000		—	—	30,000.00	—	—
Prepaid Expenses & Deposits	492,521	—	—	475,014		355,715	174,804	174,805	174,805	168,017
Other	693,693	890,799	—	226,194		132,602	134,129	2,454,230	39,669	10,974
Divestiture of Assets Upon Sale	—	—	170,935,344	—		—	—	—	—	—
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—	—		—	101,284	—	—	—
Post Petition Liabilities	8,142,418	13,344,517	9,144,934	4,899,860		2,072,647	1,176,535	1,012,814	1,393,864	966,912
TOTAL SOURCES OF CASH (A)	14,219,058	12,518,266	107,812,238	2,899,392		360,037	334,729	2,588,204	324,590	243,474

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,288,444)	(3,099,475)	—	—		—	(15,000)	—	—	—
Prepaid Expenses & Deposits	—	(247,061)	—	—		—	—	—	—	—
Other	(483,818)	(3,062,104)	(83,858)	(3,096,237	)(1)	(198,934)	(97,150)	(120,172)	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(500,756)	(1,805,687)	(1,870,262)	(342,091)		(50,613)	—	(25,447)	(36,045)	—
Post Petition Liabilities	(6,466,799)	(7,900,570)	(11,722,905)	(6,177,923)		(2,544,925)	(1,252,507)	(755,131)	(1,612,925)	(765,559)
Deferred Revenue	(3,782,561)	(2,463,710)	—	—		—	—	—	—	—
Divestiture of Liabilities Upon Sale	—	—	(53,962,351)	—		—	—	—	—	—
TOTAL USES OF CASH (B)	(14,522,378)	(18,578,607)	(67,639,376)	(9,616,251)		(2,794,472)	(1,364,657)	(900,750)	(1,648,970)	(765,559)
NET SOURCE (USE) OF CASH (A-B=NET)	(303,320)	(6,060,341)	40,172,862	(6,716,859)		(2,434,435)	(1,029,928)	1,687,454	(1,324,380)	(522,085)
CASH - BEGINNING BALANCE (See OPR-1)	40,154,891	39,851,571	33,791,230	73,964,092		67,247,233	64,812,798	63,782,870	65,470,324	64,145,944
CASH - ENDING BALANCE (See OPR-1)	39,851,571	33,791,230	73,964,092	67,247,233		64,812,798	63,782,870	65,470,324	64,145,944	63,623,859

Notes:

(1)   Includes $2,643,949 payments from Corporate business unit on behalf of Hosting business unit

(2)   Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.